SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                     _______________________________________

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                          Date of Report: July 18, 2001


                         MARKETING SERVICES GROUP, INC.
               (Exact name of Registrant as specified in charter)


             Nevada              0-16730                  88-0085608
         --------------        -----------            -----------------
        (State or other        (Commission            (I.R.S. Employer
        jurisdiction of          File No.)            Identification No.)
         incorporation)



                               333 Seventh Avenue
                            New York, New York 10001
                    (Address of Principal Executive Offices)


                                  917/339-7100
              (Registrant's telephone number, including area code)




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






Item 2. Acquisition or Disposition of Assets

Item 5. Other Events

On July 31, 2001, Marketing Services Group, Inc. (the "Company" or "MSGI") completed its sale of all the outstanding capital stock of its Grizzard
Communications Group, Inc ("Grizzard") subsidiary to Omnicom Group, Inc. The purchase price of the transaction was $91.3 million payable in cash, subject to a final working capital adjustment, pursuant to a definitive agreement entered into on July 18, 2001. The purchase price was determined through armslength negotiations between the purchaser and MSGI.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)     N/A

(b)     Pro forma financial information

(c)     The following documents are filed herewith as exhibits to this Form 8-K:

        2.1 Stock Purchase Agreement by and between Omnicom Group Inc. and Marketing Services Group, Inc., dated as of July 18, 2001
        20.1     Press release of the Registrant dated July 18, 2001
        20.2     Press release of the Registrant dated August 1, 2001

























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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MARKETING SERVICES GROUP, INC.

Date: August 15, 2001                   By:      /s/ Cindy H. Hill
      ---------------                   ---------------------------------
                                        Title:   Chief Accounting Officer



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

                               UNAUDITED PRO FORMA
                              FINANCIAL STATEMENTS
                                 (In thousands)

     On July 31, 2001, Marketing Services Group, Inc. (the "Company" or "MSGI") completed its sale of all the outstanding capital stock of its Grizzard Communications Group, Inc. ("Grizzard") subsidiary to Omnicom Group, Inc. The purchase price of the transaction was $91.3 million payable in cash, subject to a final working capital adjustment, pursuant to a definitive agreement entered into on July 18, 2001.

The accompanying unaudited pro forma balance sheet gives effect to the consummation of the sale of all the outstanding capital stock of the Company's wholly owned subsidiary, Grizzard, as if the transaction occurred on March 31, 2001. The accompanying unaudited pro forma statements of operations give effect to the consummation of the sale of all the outstanding capital stock of the Company's wholly owned subsidiary, Grizzard, as if the transaction occurred as of July 1, 1999. The unaudited historical balance sheet and income statement of MSGI, less Grizzard's books and records, plus or minus the "Adjustments" arrive at the "Pro forma Adjusted" amounts.

     The unaudited pro forma financial statements should be read in conjunction with the accompanying notes and the historical financial statements of MSGI, and the notes thereto and "Management's Discussion and Analysis of Financial
Condition and Results of Operations" which have been previously filed. The unaudited pro forma financial statements do not purport to present the results of operations of MSGI had the transactions assumed herein occurred as of July 1, 1999, nor are they necessarily indicative of the results of operations which may be achieved in the future.



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

                         Marketing Services Group, Inc.
                             Pro Forma Balance Sheet
                              As of March 31, 2001
                                   (Unaudited)
                                 (In thousands)

                                                 Marketing           Grizzard
                                                  Services       Communications
                                                 Group, Inc.         Group, Inc.                              Pro Forma
                                                     (A)                 (B)              Adjustments         Adjusted
                                                 -----------       ----------------      -------------     -------------
ASSETS
Current assets:
  Cash and cash equivalents                        $   2,527         $     875            $  44,859 (C)     $  46,511
  Accounts receivable, net                            47,858            18,218                   --            29,640
  Inventory                                            3,631             3,631                   --                --
  Other current assets                                 5,452             4,364                   --             1,088
                                                   ---------         ---------            ---------         ---------
      Total current assets                            59,468            27,088            $  44,859            77,239

Investment                                               302                --                   --               302
Property and equipment, net                           16,840            14,380                   --             2,460
Intangible assets, net                               149,631            94,554                   --            55,077
Other assets                                           3,015             2,464                   --               551
                                                   ---------         ---------            ---------         ---------
      Total assets                                 $ 229,256         $ 138,486            $  44,859         $ 135,629
                                                   =========         =========            =========         =========

LIABILITIES AND
     STOCKHOLDERS' EQUITY
Current liabilities:
  Short-term borrowings                                9,900             8,000 (G)                              1,900
  Accounts payable-trade                              33,759             5,530                                 28,229
  Accrued expenses and other current
    liabilities                                       12,236             6,453                                  5,783
  Net liabilities of discontinued operation            2,114                --                                  2,114
  Current portion of long-term obligations             8,544             8,140 (G)                                404
                                                   ---------         ---------                              ---------
      Total current liabilities                       66,553            28,123                                 38,430

  Long-term obligations, net of current
     portion                                          31,030            26,518 (G)                              4,512
  Other liabilities                                    4,798             2,413                                  2,385
                                                   ---------         ---------                              ---------
  Total liabilities                                  102,381            57,054                                 45,327
                                                   ---------         ---------                              ---------

  Convertible preferred stock                         29,360                --                                 29,360
  Minority interest in preferred stock of
     discontinued subsidiary                             281                --                                    281

  Stockholders' equity:
  Common stock                                           325                 1               $    1 (D)           325
  Additional paid-in capital                         213,398            85,197               85,197 (E)       213,398
  Accumulated deficit                               (115,095)           (3,766)             (40,339)(F)      (151,668)
  Less: treasury stock at cost                        (1,394)               --                   --            (1,394)
                                                   ---------         ---------            ---------         ---------
  Total stockholders' equity                          97,234            81,432               44,859            60,661
                                                   ---------         ---------            ---------         ---------
     Total liabilities and stockholders'
     equity                                        $ 229,256         $ 138,486            $  44,859         $ 135,629
                                                   =========         =========            =========         =========

See Notes to Pro Forma Balance Sheet.

                         Marketing Services Group, Inc.
                        Notes to Pro Forma Balance Sheet
                              As of March 31, 2001
                                   (Unaudited)
                                 (In thousands)

(A) The MSGI's historical balance sheet has been derived from a previously filed Form 10Q.

(B) Grizzard's balance sheet as of March 31, 2001 has been derived from the books and records of Grizzard.

(C) Adjustments to cash:
         Sale price                                                     $91,300
         Estimated working capital adjustment                               780
         Repayment of certain Grizzard bank debt and line-of-credit     (42,421)
         Transaction fees                                                (4,800)
                                                                        -------
                                                                        $44,859
                                                                        =======

(D) Common stock:
        Adjustment to eliminate Grizzard historical common stock             $1
                                                                             ==

(E) Additional paid-in capital:
        Adjustment to eliminate Grizzard historical paid
        in capital                                                       $85,197
                                                                         =======
(F) Adjustment to restate accumulated deficit and record loss on sale:
        Sale price                                                      $ 91,300
        Estimated working capital adjustment                                 780
        Less:  Value of net assets sold adjusted for
             $42,421 of short-term and long-term debt
             not assumed by the acquirer.                              (123,853)
        Less:  transaction fees                                          (4,800)
                                                                        --------
        Loss on sale of Grizzard                                        (36,573)
        Restate accumulated deficit of Grizzard                          (3,766)
                                                                        --------
                                                                       $(40,339)
                                                                       =========

(G) Certain short-term and long-term financing in the amount in the amount of $42,421 was not assumed by the acquirer but was paid off in full out of the proceeds of the sale as a condition to the closing.


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



                         Marketing Services Group, Inc.
                        Pro Forma Statement of Operations
                        For the Year Ended June 30, 2000
                                   (Unaudited)
                      (In thousands, except per share data)

                                                                      Grizzard
                                                   Marketing        Communications
                                                   Services           Group,Inc.
                                                  Group, Inc.        (Historical)                           Pro forma
                                                      (A)                (B)             Adjustments          Adjusted
                                                  ----------         ----------          ----------         ----------
Revenues                                           $ 128,607         $  20,459                              $ 108,148

Operating costs and expenses:
  Salaries and benefits                               42,657            10,374               $ (276) (C)       32,007
  Direct costs                                        77,907             8,361                                 69,546
  Selling, general and
   administrative                                     13,308             1,102                                 12,206
  Depreciation and amortization                        6,028             2,387                                  3,641
                                                   ---------         ---------            ---------         ---------
Total operating costs and expenses                   139,900            22,224                 (276)          117,400
                                                   ---------         ---------            ---------         ---------

Loss from operations                                 (11,293)           (1,765)                (276)           (9,252)
Loss on investments                                  (27,216)               --                   --           (27,216)
Other expense                                        (2,356)           (1,888)                  --              (468)
                                                   ---------         ---------            ---------         ---------

Loss from continuing
  operations before income taxes                     (40,865)           (3,653)                (276)          (36,936)
Provision for income taxes                              (265)             (100)                  --              (165)
                                                   ---------         ---------            ---------         ---------
Loss from continuing operations                    $ (41,130)        $  (3,753)           $    (276)        $ (37,101)
                                                   =========         =========            =========         =========
Basic and diluted loss from
   continuing operations per
   common share                                    $   (1.55)                                               $   (1.40)
                                                   =========                                                =========

Weighted average common
     shares outstanding                               26,582                                                   26,582
                                                   =========                                                =========



See Notes to Pro Forma Statement of Operations.

                         Marketing Services Group, Inc.
                   Notes to Pro Forma Statement of Operations
                        For the Year Ended June 30, 2000
                                   (Unaudited)
                                 (In thousands)


(A) MSGI's historical statement of operations for the year ended June 30, 2000 has been derived from a previously filed Form 10K.

(B) Grizzard's statement of operations for the peroid from March 22, 2000, date of acquistion, through June 30, 2000 has been derived from Grizzard's books and records.

(C)  Salaries  and  benefits:  Adjustment  to reflect  reduction of salaries and benefits for MSGI and Grizzard  employees
     dedicated to the operations of Grizzard who will no longer be employed by the Company after the sale,  net of the  effects of replacing  certain  positions  related to Company  wide functions
     previously performed by Grizzard personnel.                           $ 276
                                                                           =====

(D) The pro forma loss from continuing operations for the year ended June 30, 2000 does not include a non-recurring loss on sale of Grizzard in the amount of $36,573.

                         Marketing Services Group, Inc.
                        Pro Forma Statement of Operations
                    For the Nine Months Ended March 31, 2001
                                   (Unaudited)
                      (In thousands except per share data)



                                                                     Grizzard
                                                   Marketing       Communications
                                                   Services          Group, Inc.
                                                  Group, Inc.       (Historical)                            Pro forma
                                                      (A)               (B)              Adjustments         Adjusted
                                                 -------------     -------------       --------------     -------------
Revenues                                           $ 154,566         $  73,713                              $  80,853
                                                   ---------         ---------                              ---------
Operating costs and expenses:
  Salaries and benefits                               54,656            25,958            $    (536)(C)        28,162
  Direct costs                                        82,331            31,802                   --            50,529
  Selling, general and administrative                 16,212             4,389                 (108)(D)        11,715
  Depreciation and Amortization                        8,750             6,005                   --             2,745
                                                   ---------         ---------            ---------         ---------
Total operating costs and expenses                   161,949            68,154                 (644)           93,151
                                                   ---------         ---------            ---------         ---------

(Loss)income from operations                          (7,383)            5,559                 (644)          (12,298)
Other expense                                        (13,278)           (5,571)                  --            (7,707)
                                                   ---------         ---------            ---------         ---------
Loss from continuing operations before
    income taxes                                     (20,661)              (12)                (644)          (20,005)
 Provision for income taxes                              (83)               --                   --               (83)
                                                   ---------         ---------            ---------         ---------

 Loss from continuing operations                   $ (20,744)        $     (12)           $    (644)        $ (20,088)
                                                   =========         =========            =========         =========
Basic and diluted loss from
continuing operations per common share             $   (0.66)                                               $   (0.64)
                                                   =========                                                =========

Weighted average common shares
   outstanding                                        31,316                                                   31,316
                                                   =========                                                =========


See Notes to Pro Forma Statement of Operations

                         Marketing Services Group, Inc.
                        Pro Forma Statement of Operations
                    For the Nine Months Ended March 31, 2001
                                   (Unaudited)
                                 (In thousands)


(A) The MSGI statement of operations represents MSGI's historical statement of operations for the nine months ended March 31, 2001 and has been derived from a previously filed Form 10Q.

(B)  Grizzard's statement of operations for the nine months ended
     March 31, 2001 has been derived from Grizzard's books and records.

(C)  Salaries  and  benefits:
     Adjustment  to reflect  reduction  of salaries  and benefits for MSGI and Grizzard  employees  dedicated  to the  operations of Grizzard who will no longer be  employed by the  Company after the sale,  net of the effects of replacing certain  positions related to Company wide functions  previously performed
     by Grizzard personnel.                                              $ (536)
                                                                         =======
(D)  Selling,  general &  administrative:
     Adjustment to reflect reduction of expenses directly related to
     MSGI and Grizzard employees dedicated to the operations of Grizzard who will no longer be employed by the company after the sale, net of the effects of replacing certain positions related to company wide
     functions previously performed by Grizzard personnel.               $ (108)
                                                                         =======


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